
Form   W-9
(Rev. January 2002)                                                 Request for Taxpayer                          Give form to the
Department of the Treasury                                  Identification Number and Certification               requester. Do NOT
Internal Revenue Service                                                                                          send to the IRS.
----------------------------------------------- --------------------------------------------------------------- --------------------
             Name
Print or
type      --------------------------------------------------------------------------------------------------------------------------
             Business name, if different from above. (See Specific Instructions on page 2.)
See
SPECIFIC  --------------------------------------------------------------------------------------------------------------------------
INSTRUCTIONS
on page 2.   Check appropriate box:  / / Individual/Sole proprietor   / / Corporation   / / Partnership    / / Other  = ----------

          --------------------------------------------------------------------------------------------------------------------------
             Address (number, street, and apt. or suite no.)                    Requester's name and address (optional)

          ---------------------------------------------------------------------
             City, state and ZIP code

------------------------------------------------------------------------------- ----------------------------------------------------
 PART I       TAXPAYER IDENTIFICATION NUMBER (TIN)                              List account number(s) here (optional)
-------- ----------------------------------------------------------------------
Enter your TIN in the appropriate box. For
individuals, this is your social security
number (SSN). HOWEVER, FOR A RESIDENT ALIEN,    ------------------------------
SOLE PROPRIETOR, OR DISREGARDED ENTITY, SEE     Social security number
THE PART I INSTRUCTIONS ON PAGE 2. For other                 -   -
entities, it is your employer identification            - - - - - - - - -
number (EIN). If you do not have a number,      ------------------------------  ----------------------------------------------------
see HOW TO GET A TIN on page 2.                           or                    PART II   FOR U.S. PAYEES EXEMPT FROM
                                                ------------------------------            BACKUP WITHHOLDING (See the
Note: If the account is in more than one name,  Employer identification number            instructions on page 2.)
see the chart on page 2 for guidelines on                  -                    ----------------------------------------------------
whose number to enter                                   - - - - - - - - -
                                                ------------------------------   =
-------- ---------------------------------------------------------------------- ----------------------------------------------------
PART III      CERTIFICATION
-------- ---------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because:  (A) I am exempt from backup withholding, or  (B) I have not been notified by the
   Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

3. I am a U.S. person (including a U.S. resident alien).

Certification Instructions. - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)

------- ----------------------------------------------------------------------------------------------------------------------------
Sign     Signature of
Here     U.S. person =                                                          Date =
------- ----------------------------------------------------------------------------------------------------------------------------
Purpose of Form.

A person who is required to file     WHAT IS BACKUP WITHHOLDING? - Persons         5. You do not certify to the
an information with the IRS must     making certain payments to you must        requester that you are not subject to
get your correct taxpayer            withhold and pay to the IRS 31% of         backup withholding under 3 above (for
identification number (TIN) to       such payments under certain                reportable interest and dividend
report, for example, income paid     conditions. This is called "backup         accounts opened after 1983 only).
to you, real estate transactions,    withholding." Payments that may be
mortgage interest you paid,          subject to backup withholding include      Certain payees and payments are
acquisition or abandonment of        interest, dividends, broker and            exempt from backup withholding. See
secured property, cancellation of    barter exchange transactions, rents,       the Part II instructions and the
debt, or contributions you made      royalties, nonemployee pay, and            separate INSTRUCTIONS FOR THE
to an IRA.                           certain payments from fishing boat         REQUESTER OF FORM  W-9.
                                     operators. Real estate transactions
   Use Form W-9 only if your are     are not subject to backup withholding.     PENALTIES
a U.S. person (including a
resident alien), to give your           If you give the requester your          FAILURE TO FURNISH TIN. -If you fail
correct TIN to the person            correct TIN, make the proper               to furnish your correct TIN to a
requesting it (the requester)        certifications, and report all your        requester, you are subject to a
and, when applicable, to:            taxable interest and dividends on          penalty of $50 for each such failure
                                     your tax  return, payments you             unless your failure is due to
   1. Certify the TIN you are        receive will not be subject to backup      reasonable cause and not to willful
giving is correct (or you are        withholding. PAYMENTS YOU RECEIVE WILL     neglect.
waiting for a number to be           BE SUBJECT TO BACKUP WITHHOLDING IF:
issued),                                                                        CIVIL PENALTY FOR FALSE INFORMATION
                                        1. You do not furnish your TIN to       WITH RESPECT TO WITHHOLDING. -If you
   2. Certify you are not subject    the requester, or                          make a false statement with no
to backup withholding, or                                                       reasonable basis that results in no
                                        2. You do not certify your TIN          backup withholding, you are subject
   3. Claim exemption from backup    when required (see the Part III            to a $500 penalty.
withholding if you are an exempt     instructions on page 2 for details),
payee.                               or                                         CRIMINAL PENALTY FOR FALSIFYING
                                                                                INFORMATION. - Willfully falsifying
   If you are a foreign person,         3. The IRS tells the requester          certifications or affirmations may
use the appropriate Form W-8. See    that you furnished an incorrect TIN,       subject you to criminal penalties
Pub. 515, Withholding of Tax on      or                                         including fines and/or imprisonment.
Nonresident Aliens and Foreign
Corporations.                           4. The IRS tells you that you are       MISUSE OF TINS. If the requester
                                     subject to backup withholding because      discloses or uses TINs in violation
Note: If a requester gives you a     you did not report all your interest       of Federal law, the requester may be
form other than a W-9 to request     and dividends on your tax return (for      subject to civil and criminal
your TIN, you must use the           reportable interest and dividends          penalties.
requester's form if it is            only), or
substantially similar to this
Form W-9.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Form W-9 (Rev. 12-2000)


Form W-9 (Rev. 1-2002)
------------------------------------------------------------------------------------------------------------------------------------

SPECIFIC INSTRUCTIONS
                                     such payments until you provide        report interest, dividends, and
NAME. If you are an individual,      our TIN to the requestor.              certain other income paid to you,
you must generally enter the name                                           mortgage interest you paid, the
shown on your social security        NOTE:   Writing "Applied For"          acquisition or abandonment of
card. However, if you have           means that you have already            secured property, cancellation of
changed your last name, for          applied for a TIN or that you          debt, or contributions you made
instance, due to marriage,           intend to apply for one soon.          to an IRA or MSA. The IRS uses
without informing the Social                                                the numbers for identification
Security Administration of the       PART II-FOR PAYEES EXEMPT FROM         purposes and to help verify the
name change, enter your first        BACKUP WITHHOLDING                     accuracy of your tax return. The
name, the last name shown on your                                           IRS may also provide this
social security card, and your       Individuals (including sole            information to the Department of
new last name.                       proprietors) are not exempt from       Justice for civil and criminal
                                     backup withholding. Corporations       litigation and to cities, states,
   If the account is in joint        are exempt from backup withholding     and the District of Columbia to
names, list first and then circle    for certain payments, such as          carry out their tax laws.
the name of the person or entity     interest and dividends. For more
whose number you enter in Part I     information on exempt payees, see      You must provide your TIN whether
of the form.                         the separate Instructions for the      or not you are required to file a
                                     Requester of Form W-9.                 tax return. Payers must generally
   SOLE PROPRIETOR. Enter your                                              withhold 31% of taxable interest,
INDIVIDUAL name as shown on your     If you are exempt from backup          dividend, and certain other
social security card on the          withholding, you should still          payments to a payee who does not
"Name" line. You may enter your      complete this form to avoid            give a TIN to a payer. Certain
business, trade, or "doing           possible erroneous backup              penalties may also apply.
business as (DBA)" name on the       withholding. Enter your correct
"Business name" line.                TIN in Part I, write "Exempt" in       WHAT NAME AND NUMBER TO
                                     Part II, and sign and date the         GIVE THE REQUESTER
   LIMITED LIABILITY COMPANY         form.                                  -------------------------- -----------------------------
(LLC). If you are a single-member                                           FOR THIS TYPE OF ACCOUNT:   GIVE NAME AND SSN OF:
LLC (including a foreign LLC with    If you are a nonresident alien or      -------------------------- -----------------------------
a domestic owner) that is            a foreign entity not subject to        1. Individual               The individual
disregarded as an entity separate    backup withholding, give the           2. Two or more individuals  The actual owner of the
from its owner under Treasury        requester the appropriate                 (joint account)          account or, if combined
regulations section 301.7701-3,      completed Form W-8.                                                funds, the first
ENTER THE OWNER'S NAME ON THE                                                                           individual on the account 1
"NAME" LINE. Enter the LLC's name    PART III-CERTIFICATION                 3. Custodian account        The minor 2
on the "Business name" line.                                                   of a minor (Uniform
                                     To establish to the withholding           Gift to Minors Act)
CAUTION:  A disregarded domestic     agent that you are a U.S. person,
entity that has a foreign owner      or resident alien, sign Form W-9.      4. a. The usual revocable   The grantor-trustee 1
must use the appropriate Form W-8.   You may be requested to sign by              savings trust
                                     the withholding agent even if                (grantor is also
  OTHER ENTITIES. Enter your         items 1, 3, and 5 below indicate             trustee)
business name as shown on            otherwise.
required Federal tax documents on                                              b. So-called trust       The actual owner 1
the "Name" line. This name should      For a joint account, only the              account that is not
match the name shown on the          person whose TIN is shown in Part            a legal or valid
charter or other legal document      I should sign (when required).               trust under state
creating the entity. You may                                                      law
enter any business, trade, or DBA      1. INTEREST, DIVIDEND, AND           5. Sole proprietorship      The owner 3
name on the "Business name" line.    BARTER EXCHANGE ACCOUNTS OPENED
                                     BEFORE 1984 AND BROKER ACCOUNTS        -------------------------- -----------------------------
PART I-TAXPAYER IDENTIFICATION       CONSIDERED ACTIVE DURING 1983.         FOR THIS TYPE OF ACCOUNT:   GIVE NAME AND EIN OF:
NUMBER (TIN)                         You must give your correct TIN,        -------------------------- -----------------------------
                                     but you do not have to sign the        6.  Sole proprietorship      The owner 3
ENTER YOUR TIN IN THE APPROPRIATE    certification.                         7.  A valid trust, estate,   Legal entity 4
BOX.                                                                            or pension trust
                                       2. INTEREST, DIVIDEND, BROKER,       8.  Corporate                The corporation
  If you are a RESIDENT ALIEN and    AND BARTER EXCHANGE ACCOUNTS           9.  Association, club,       The organization
you do not have and are not          OPENED AFTER 1983 AND BROKER               religious, charitable,
eligible to get an SSN, your TIN     ACCOUNTS CONSIDERED INACTIVE               educational, or other
is your IRS individual taxpayer      DURING 1983. You must sign the             tax-exempt organization
identification number (ITIN).        certification or backup                10. Partnership              The partnership
Enter it in the social security      withholding will apply. If you         11. A broker or registered   The broker or nominee
number box. If you do not have an    are subject to backup withholding          nominee
ITIN, see HOW TO GET A TIN below.    and you are merely providing your      12. Account with the         The public entity
                                     correct TIN to the requester, you          Department of
   If you are a SOLE PROPRIETOR      must cross out item 2 in the               Agriculture in the name
and you have an EIN, you may         certification before signing the           of a public entity
enter either your SSN or EIN.        form.                                      (such as a state or
However, the IRS prefers that you                                               local government, school
use your SSN.                          3. REAL ESTATE TRANSACTIONS.             district, or prison)
                                     You must sign the certification.           that receives
  If you are an LLC that is          You may cross out item 2 of the            agricultural program
DISREGARDED AS AN ENTITY separate    certification.                             payments
from its owner (see LIMITED
LIABILITY COMPANY (LLC) above),        4. OTHER PAYMENTS. You must          -------------------------- -----------------------------
and are owned by an individual,      give your correct TIN, but you do      1 List first and circle the name of the person whose
enter your SSN (or "pre-LLC" EIN,    not have to sign the certification     number you furnish. If only one person on a joint
if desired). If the owner of a       unless you have been notified that     account has an SSN, that person's number must be
disregarded LLC is a corporation,    you have previously given an           furnished.
partnership, etc., enter the         incorrect TIN. "Other payments"
owner's EIN.                         include payments made in the           2 Circle the minor's name and furnish the minor's SSN.
                                     course of the requester's trade
NOTE: See the chart on this page     or business for rents, royalties,      3 You must show your individual name, but you may also
for further clarification of name    goods (other than bills for            enter your business or "DBA" name. You may use either
and TIN combinations.                merchandise), medical and health       your SSN or EIN (if you have one).
                                     care services (including payments
HOW TO GET A TIN. -If you do not     to corporations), payments to a        4 List first and circle the name of the legal trust,
have a TIN, apply for one            nonemployee for services, payments     estate, or pension trust. (Do not furnish the TIN of
immediately. To apply for an SSN,    to certain fishing boat crew           the personal representative or trustee unless the
get FORM SS-5 from your local        members and fishermen, and gross       legal entity itself is not designated in the account
Social Security Administration       proceeds paid to attorneys             title.)
office. Get FORM W-7, Application    (including payments to
for IRS Individual Taxpayer          corporations).                         NOTE:  IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME
Identification Number, to apply                                             IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF
for an ITIN or FORM SS-4,              5. MORTGAGE INTEREST PAID BY         THE FIRST NAME LISTED.
Application for Employer             YOU, ACQUISITION OR ABANDONMENT
Identification Number, to apply      OF SECURED PROPERTY, CANCELLATION
for an EIN. You can get Forms W-7    OF DEBT, QUALIFIED STATE TUITION
and SS-4 from the IRS by calling     PROGRAM PAYMENTS, IRA OR MSA
1-800-TAX-FORM (1-800-829-3676)      CONTRIBUTIONS OR DISTRIBUTIONS,
or from the IRS's Internet Web       AND PENSION DISTRIBUTIONS. You
Site at WWW.IRS.GOV.                 must give your correct TIN, but
                                     you do not have to sign the
   If you do not have a TIN,         certification.
write "Applied For" in the space
for the TIN, sign and date the       PRIVACY ACT NOTICE
form, and give it to the
requester. For interest and          Section 6109 of the Internal
dividend payments, and certain       Revenue Code requires you to give
payments made with respect to        your correct TIN to persons who
readily tradable instruments, you    must file information returns with
will generally have 60 days to       the IRS to
get a TIN and give it to the
requester before you are subject
to backup withholding on
payments. The 60-day rule does
not apply to other types of
payments. You will be subject to
backup withholding on all
